Exhibit 99.1

For Immediate Release:  August 10, 2004

Contact:  Fred H. Geyer

(901) 746-2020

True Temper Sports Announces

2004 Second Quarter & Year-To-Date Results

Results of Operations

Memphis, Tennessee…..Today, True Temper Sports, Inc. (“True Temper” or the “Company”) announced its 2004 second quarter and year-to-date results.  Net sales for the second quarter decreased to $25.3 million from $32.5 million during the second quarter of 2003.  Net income for the second quarter decreased to $1.7 million from $3.8 million in the second quarter of last year.  Adjusted EBITDA (defined below) for the second quarter decreased to $7.8 million in 2004 from $11.2 million in 2003.  Net sales on a year-to-date basis through June decreased to $55.5 million from $64.1 million during the same period in 2003.  Net income decreased to a loss of $6.3 million in 2004 from income of $6.3 million during the first six months of 2003.  Excluding the impact of certain one time acquisition related expenses which resulted in an after-tax charge of $10.9 million, described more fully below, net income would have been $4.6 million in the first six months of 2004 compared to $6.3 during the same period in 2003.  Adjusted EBITDA for the first six months decreased to $16.8 million in 2004 from $19.9 million in 2003.

On January 30, 2004, TTS Holdings LLC, a new company formed by Gilbert Global Equity Partners L.P., entered into a stock purchase agreement with our direct parent company, True Temper Corporation, and certain of its security holders, pursuant to which TTS Holdings LLC and certain members of our senior management agreed to purchase all of the outstanding shares of capital stock of True Temper Corporation.  The transaction contemplated by the purchase agreement closed on March 15, 2004.  As part of this transaction, the Company was recapitalized through the establishment of a new senior credit facility and the issuance of new 8 3/8% senior subordinated notes due 2011.  In conjunction with this recapitalization, certain expenses related to the early extinguishment of long-term debt and other related transaction fees were recorded totaling $14.6 million, resulting in a $10.9 million after-tax reduction to net income.  The transaction was accounted for using the purchase method of accounting.  Accordingly, the financial statements included in this press release present the historical cost basis results of the Company as “predecessor company” through March 14, 2004, and the results of the Company as “successor company” from March 15, 2004 through June 27, 2004.  The sum of the results of the predecessor company and successor companies is also included, and labeled as “combined company”.

In his comments about the Company’s performance, Scott Hennessy, President and CEO said, “We certainly were not satisfied with our revenue performance during the second quarter, as our total sales were less than last year’s results for the comparable period.  This performance was driven by several factors; and we worked hard throughout the quarter to position ourselves for the future and to offset unfavorable market forces.  While retail golf equipment sales appear to be somewhat stable in units, there are indications that shipments of certain products into the retail market on a global basis have declined, and that many products are being sold at a discount in order to clear the existing inventory through the distribution channel and maintain retail sales momentum.  We believe this decline of shipments into retail is indicative of an overall shortage of major new club introductions during the first half of 2004, as many of the new iron and wood introductions that would normally occur during the spring golf season have been scheduled for late 2004 and early 2005.  In addition, we have seen a temporary shift in the product mix of our premium steel shafts which caused a slight decrease in our average unit selling price, and we have experienced a decline in our overall graphite shaft unit sales as some of our major OEM partners experienced weaker demand in the wood category at retail.”

Mr. Hennessy continued, “As we saw our incoming order rates and sales levels begin to weaken, we began taking the necessary cost control actions to mitigate the impact on our income, cash flow and overall profitability.  While sales are down $8.5 million on a year-to-date basis, we have worked to limit the Adjusted EBITDA decline to $3.1 million, and have held our year-to-date Adjusted EBITDA margins very strong and stable at over 30%.  We have implemented major cost reduction and containment plans across all locations to reduce both the variable and fixed cost elements of our business, and improve cash flow”.

Outlook

In his comments about the Company’s future performance, Mr. Hennessy said, “Although we face a strong head-wind on the revenue line, there are some indications that the 2004 versus 2003 comparative results will be stronger in the second half of the year.  Several of our significant OEM partners who normally launch new products in the spring have scheduled these major introductions for late 2004 and early 2005, and we are in the final stages of qualifying our shafts as the stock offering in many of these new product introductions.  In addition, we are seeing an increase in the number of major OEM’s who are asking us to quote on stock graphite business.”

Mr. Hennessy went on to say, “While these factors point towards an improving top line, it is unclear at this point if they are enough to offset the general lack of momentum in the industry.  As such, we will continue to take all necessary cost actions during this time of softness in the golf market.  We will also continue to aggressively employ our core business plan of new product innovation, OEM partnering, and diversification through performance sports.

Conference Call

True Temper management is scheduled to discuss the Company’s operating performance in a conference call on Thursday August 12, 2004 at 3:00 p.m. Eastern Time.  Interested parties may participate by calling 888-677-5721 just prior to the start time.  Callers should request the “True Temper Earnings Call”.  A replay of the conference call will be available from approximately 5:00 p.m. Eastern Time on August 12, 2004 until 5:00 p.m. Eastern Time on August 17, 2004.  The replay may be accessed by calling 800-964-4510 or 402-220-0206.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a safe harbor for forward-looking statements made by the Company.  This document, including but not limited to, comments under the “Outlook” section of this document, contains forward-looking statements.  All statements which address future operating or financial performance, events or developments that we expect, plan, believe, hope, wish, forecast, predict, intend, or anticipate will occur in the future, and other similar meanings or phrases, are forward-looking statements within the meaning of the Act.

The forward-looking statements are based on management’s current views and assumptions regarding future events and future operating or financial performance.  However, there are many risk factors, including but not limited to, the Company’s substantial leverage, the Company’s ability to service its debt, the general state of the economy, the Company’s ability to execute its plans, fluctuations in the availability and price of energy, fluctuations in the availability and price of raw materials, potentially significant increases to employee health and welfare costs, competitive factors, and other risks that could cause the actual results to differ materially from estimates or predictions contained in the Company’s forward-looking statements.  Additional information concerning the Company’s risk factors is contained from time to time in the Company’s public filings with the Securities and Exchange Commission (“SEC”), and recently in the Business Risks section of Item 1 to Part 1 of our 2003 Annual Report on Form 10-K filed with the SEC on March 12, 2004, and also disclosed in our Form S-4 Registration Statement filed with the SEC on April 13, 2004.

The Company’s views, estimates, plans and outlook as described within this document may change subsequent to the release of this statement.  The Company is under no obligation to modify or update any or all of the statements it has made herein despite any subsequent changes the Company may make in its views, estimates, plans or outlook for the future.

Definitions

EBITDA and Adjusted EBITDA are non-GAAP measurements we believe gauge our liquidity and operating performance.  The Company’s definitions and calculations of EBITDA and Adjusted EBITDA are outlined in the attached schedules.

TRUE TEMPER SPORTS, INC.

(A wholly-owned subsidiary of True Temper Corporation)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(Dollars in thousands)

	Quarterly
	Successor Company	Predecessor Company
	Period from March 29 to June 27, 2004	Period from March 31 to June 29, 2003

NET SALES	$25,333	$32,491
Cost of sales	15,123	19,199
GROSS PROFIT	10,210	13,292

Selling, general and administrative expenses	3,339	3,605
Business development and start-up costs	99	159
OPERATING INCOME	6,772	9,528

Interest expense, net of interest income	3,994	3,323
Other expenses, net	12	41
INCOME BEFORE INCOME TAXES	2,766	6,164

Income taxes	1,053	2,413
NET INCOME	$1,713	$3,751

	Year – To – Date
	Predecessor Company	Successor Company	Combined Company	Predecessor Company
	Period from January 1 to March 14, 2004	Period from March 15 to June 27, 2004	Period from January 1 to June 27, 2004	Period from January 1 to June 29, 2003
NET SALES	$20,247	$35,297	$55,544	$64,092
Cost of sales	11,871	21,111	32,982	38,952
GROSS PROFIT	8,376	14,186	22,562	25,140

Selling, general and administrative expenses	3,635	3,903	7,538	7,679
Business development and start-up costs	100	182	282	284
Transaction and reorganization expenses	5,381	—	5,381	—
Loss on early extinguishment of long-term debt	9,217	—	9,217	—
OPERATING INCOME (LOSS)	(9,957)	10,101	144	17,177

Interest expense, net of interest income	2,498	4,679	7,177	6,651
Other expenses (income), net	(2)	14	12	46
INCOME (LOSS) BEFORE INCOME TAXES	(12,453)	5,408	(7,045)	10,480

Income taxes	(2,845)	2,098	(747)	4,145
NET INCOME (LOSS)	$(9,608)	$3,310	$(6,298)	$6,335

TRUE TEMPER SPORTS, INC.

(A wholly-owned subsidiary of True Temper Corporation)

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(Dollars in thousands)

	Successor Company	Predecessor Company
	June 27, 2004	December 31, 2003

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5,529	$8,389
Receivables, net	16,517	15,612
Inventories	20,334	15,656
Prepaid expenses and other current assets	3,414	2,271
Total current assets	45,794	41,928

Property, plant and equipment, net	14,466	15,026
Goodwill, net	256,028	71,506
Deferred tax assets	49,847	47,902
Other assets	7,442	3,254
Total assets	$373,577	$179,616

LIABILITIES & STOCKHOLDER’S EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$1,100	$4,500
Accounts payable	5,178	4,992
Accrued expenses and other current liabilities	11,054	8,675
Total current liabilities	17,332	18,167

Long-term debt, net of current portion	233,900	109,230
Other liabilities	6,265	3,426
Total liabilities	257,497	130,823

STOCKHOLDER’S EQUITY
Common stock — par value $0.01 per share; authorized 1,000 shares; issued and outstanding 100 shares	—	—
Additional paid-in capital	112,715	40,326
Retained earnings	3,310	8,796
Accumulated other comprehensive income (loss), net of taxes	55	(329)
Total stockholder’s equity	116,080	48,793
Total liabilities and stockholder’s equity	$373,577	$179,616

TRUE TEMPER SPORTS, INC.

(A wholly-owned subsidiary of True Temper Corporation)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(Dollars in thousands)

	Predecessor Company	Successor Company	Combined Company	Predecessor Company
	Period from January 1 to March 14, 2004	Period from March 15 to June 27, 2004	Period from January 1 to June 27, 2004	Period from January 1 to June 29, 2003
OPERATING ACTIVITIES
Net income (loss)	$(9,608)	$3,310	$(6,298)	$6,335

Adjustments to reconcile net income (loss) to net cash provided operating activities:
Depreciation and amortization	671	836	1,507	1,463
Amortization of deferred financing costs	109	309	418	445
Loss on disposal of property, plant and equipment	—	—	—	28
Transaction and reorganization expenses	5,381	—	5,381	—
Loss on early extinguishment of long-term debt	9,217	—	9,217	—
Deferred taxes	(3,015)	2,069	(946)	4,073
Changes in operating assets and liabilities, net	227	(748)	(521)	(339)
Net cash provided by operating activities	2,982	5,776	8,758	12,005

INVESTING ACTIVITIES
Purchase of property, plant and equipment	(330)	(617)	(947)	(1,354)
Net cash used in investing activities	(330)	(617)	(947	(1,354)

FINANCING ACTIVITIES
Proceeds from issuance of bank debt	—	110,000	110,000	—
Proceeds from issuance of Senior Subordinated Notes	—	125,000	125,000	—
Principal payments on bank debt	(7,700)	—	(7,700)	(2,000)
Repay bank debt, including accrued interest	—	(6,335)	(6,335)	—
Call Senior Subordinated Notes, including accrued interest and call premium	—	(109,160)	(109,160)	—
Payment of debt issuance costs	—	(8,673)	(8,673)	(273)
Dividends paid	—	(102,518)	(102,518)	(676)
Transaction and reorganization expenses, including cash payments for direct acquisition costs	(463)	(10,780)	(11,243)	—
Other financing activity	(42)	—	(42)	(85)
Net cash used in financing activities	(8,205)	(2,466)	(10,671)	(3,034)

Net increase (decrease) in cash	(5,553)	2,693	(2,860)	7,617
Cash at beginning of period	8,389	2,836	8,389	7,070
Cash at end of period	$2,836	$5,529	$5,529	$14,687

EBITDA and Adjusted EBITDA Defined

EBITDA represents operating income or loss plus depreciation and amortization of intangible assets.  Adjusted EBITDA represents EBITDA plus management services fees, business development and start-up costs, union contract ratification bonus, transaction and reorganization expenses and loss on early extinguishment of debt. Not all adjustments described are applicable to the periods identified in the table below.

EBITDA and Adjusted EBITDA for the second quarter of 2004 and 2003 are calculated as follows:

	Quarterly
	Successor Company	Predecessor Company
	Period from March 29 to June 27, 2004	Period from March 31 to June 29, 2003
Operating income	$6,772	$9,528
Plus:
Depreciation and amortization	757	720
EBITDA	7,529	10,248
Plus:
Business development and start-up costs	99	159
Union contract ratification bonus	—	683
Management services fee	125	125
Adjusted EBITDA	$7,753	$11,215

EBITDA and Adjusted EBITDA for the first six months of 2004 and 2003 are calculated as follows:

	Year – To – Date
	Predecessor Company	Successor Company	Combined Company	Predecessor Company
	Period from January 1 to March 14, 2004	Period from March 15 to June 27, 2004	Period from January 1 to June 27, 2004	Period from January 1 to June 29, 2003
Operating income (loss)	$(9,957)	$10,101	$144	$17,177
Plus:
Depreciation and amortization	671	836	1,507	1,463
EBITDA	(9,286)	10,937	1,651	18,640
Plus:
Business development and start-up costs	100	182	282	284
Union contract ratification bonus	—	—	—	683
Transaction and reorganization expenses	5,381	—	5,381	—
Loss on early extinguishment of long-term debt	9,217	—	9,217	—
Management services fee	108	142	250	250
Adjusted EBITDA	$5,520	$11,261	$16,781	$19,857

EBITDA and Adjusted EBITDA are presented because they are widely accepted financial indicators used by certain investors and analysts as a measure of the Company’s liquidity and an indicator of the Company’s operating performance.  EBITDA and Adjusted EBITDA are not intended to represent cash flows for the period, nor have they been presented as an alternative to operating income as an indicator of operating performance and should not be considered in isolation or as substitutes for measures of liquidity or operating performance prepared in accordance with GAAP.

Following is a reconciliation of Adjusted EBITDA to net cash provided by operating activities for the second quarter of 2004 and 2003:

	Quarterly
	Successor Company	Predecessor Company
	Period from March 29 to June 27, 2004	Period from March 31 to June 29, 2003
Adjusted EBITDA	$7,753	$11,215
Cash interest payments	(1,028)	(5,745)
Cash income tax payments	102	—
Business development and start-up costs	(99)	(159)
Management fee	—	(125)
Changes in working capital requirements and other	(1,553)	1,128

Net cash provided by operating activities	$5,175	$6,314

Following is a reconciliation of Adjusted EBITDA to net cash provided by operating activities for the first six months of 2004 and 2003:

	Year – To – Date
	Predecessor Company	Successor Company	Combined Company	Predecessor Company
	Period from January 1 to March 14, 2004	Period from March 15 to June 27, 2004	Period from January 1 to June 27, 2004	Period from January 1 to June 29, 2003
Adjusted EBITDA	$5,520	$11,261	$16,781	$19,857
Cash interest payments	(348)	(1,028)	(1,376)	(6,097)
Cash income tax payments	(174)	102	(72)	(58)
Business development and start-up costs	(100)	(182)	(282)	(284)
Management fee	(108)	—	(108)	(250)
Changes in working capital requirements and other	(1,808)	(4,377)	(6,185)	(1,163)

Net cash provided by operating activities	$2,982	$5,776	$8,758	$12,005